                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): APRIL 4, 2003
                                                         -------------


                              TASTY BAKING COMPANY
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


     PENNSYLVANIA                     1-5084                     23-1145880
   ----------------                ------------                --------------
    (State or Other                 (Commission                   (I.R.S.
    Jurisdiction of                File Number)                   Employer
   Incorporation or                                            Identification
     Organization)                                                  No.)



2801 HUNTING PARK AVENUE, PHILADELPHIA, PENNSYLVANIA                    19129
----------------------------------------------------                  ---------
(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code: (215) 221-8500


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)   Not applicable


      (b)   Not applicable


      (c)   The following exhibit is filed herewith:


                Exhibit 99.1     Press Release dated April 4, 2003


ITEM 9. REGULATION FD DISCLOSURE

      On April 4, 2003, Tasty Baking Company (the "Company") announced that its new management team will conduct its first meeting with institutional investors and analysts in New York on April 4, 2003 to introduce the Company's strategic transformation plan. The Company also announced that it expected to earn between $0.04 and $0.06 in the first quarter of 2003. A copy of the press release is attached to this Report as an exhibit and is incorporated herein by reference. The attached exhibit is furnished pursuant to Item 9 and Item 12 of Form 8-K.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                TASTY BAKING COMPANY
                                                ----------------------
                                                (Registrant)


      Date:  April 4, 2003                      /S/ David S. Marberger
                                                ----------------------
                                                David S. Marberger
                                                Senior Vice President and
                                                Chief Financial Officer

                                  EXHIBIT INDEX


      EXHIBIT NO.                   DESCRIPTION
      -----------                   -----------
        99.1                        Press Release dated April 4, 2003